                        ANNUAL REPORT / OCTOBER 31, 2001

                             AIM CONSTELLATION FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                 STARRY NIGHT OVER THE RHONE BY VINCENT VAN GOGH

    Stars, particularly constellations, have long been used as signs by which farmers planted their crops and sailors navigated the seas. Although different constellations are visible at different times of the year, their constancy in the sky makes them reliable for measuring the passage of time and distance. AIM

          Constellation Fund seeks out the stars of the stock universe.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds while the unmanaged Lipper Multi-Cap Value Fund Index represents an average of the performance of the 30 largest multi-cap value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.- based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
                   500, the Dow Jones Industrials, the Nasdaq and the MSCI
                   World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE

In this difficult environment, your fund produced disappointing results. For example, Class A shares of AIM Constellation Fund dropped 43.10% at net asset value during the fiscal year. This was comparable to the performance of similar funds included in the Lipper Multi-Cap Growth Fund Index, which returned -42.04%. And over the long run, as shown later in this report, your fund dramatically outperforms its market benchmarks.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM

Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?

In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

TERRORIST ATTACKS JOLT STRUGGLING ECONOMY, STOCK MARKET

THE FISCAL YEAR WAS ONE OF THE MOST DIFFICULT EVER FOR GROWTH STOCKS. HOW DID AIM CONSTELLATION FUND PERFORM?
The severe and protracted bear market for growth stocks, which was exacerbated by the terrorist attacks of September 11, took its toll on the fund's performance. Excluding sales charges, total returns for Class A, Class B and Class C shares were -43.10%, -43.49% and -43.51%, respectively, for the fiscal year ended October 31, 2001. These returns were in line with those of other funds that invest in growth stocks. Over the same period, the Lipper Multi-Cap Growth Fund Index returned -42.04%.
    The fund rebounded sharply as the fiscal year ended. From the market low on September 21 through the end of the fiscal year, the fund posted returns (excluding sales charges) of 13.20%, 13.11% and 13.05% for Class A, Class B and Class C shares, respectively.
    Despite the terrible market environment for growth stocks, the fund's long-term performance remains solid, as illustrated by the chart found later in this report.
    The fund marked its 25th anniversary in 2001. Class A shares posted positive returns nine out of the last 11 fiscal years.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The September terrorist attacks in New York and in the Washington, D.C., area compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused major stock-market indexes to drop. Company after company reported declining earnings as formerly robust economic expansion ground to a halt, and the possibility of a recession loomed.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets, however, recouped some of their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism, particularly in its biological form, remained very real, causing markets to remain volatile as the fiscal year ended.
    For most of the reporting period, value stocks outperformed growth stocks as investors sought attractively priced issues. Still, value stocks sustained losses, as the Lipper Multi-Cap Value Index registered a return of -6.34% for the fiscal year ended October 31. The fiscal year was the worst for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks rallied in April and again in October.

HOW DID YOU MANAGE THE FUND?
While maintaining our stock-selection strategy, which focuses on a bottom-up analysis of individual companies, we diversified the fund over several sectors. Considering the difficult market environment, we felt this was a more appropriate strategy than concentrating our stock selections in one particular sector.
    While nearly every market sector sustained losses during the fiscal year, some were more drastically affected than others. For example, information technology stocks, which are especially sensitive to economic slowdowns, were hit particularly hard, and the fund's emphasis on this

FUND AT A GLANCE

                                [COVERAGE IMAGE]

AIM Constellation Fund seeks growth of capital by investing principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o   Invests in companies with strong earnings growth potential

o   Can invest across the entire market capitalization spectrum

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=============================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------
 1. Microsoft Corp.                     4.0%     1. Diversified Financial Services      12.9%
 2. Fiserv, Inc.                        3.1      2. Pharmaceuticals                      6.8
 3. American International Group, Inc.  2.7      3. Semiconductors                       5.1
 4. Goldman Sachs Group, Inc.(The)      2.4      4. Systems Software                     4.0
 5. Pfizer Inc.                         2.3      5. Data Processing Services             3.8
 6. Citigroup Inc.                      1.9      6. Application Software                 3.3
 7. Lowe's Cos. Inc.                    1.9      7. Specialty Stores                     3.2
 8. Intuit Inc.                         1.8      8. Advertising                          3.1
 9. Bed Bath  and Beyond Inc.           1.8      9. Managed Health Care                  3.0
10. Morgan Stanley Dean Witter & Co.    1.8     10. Home Improvement Retail              2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security

=============================================================================================

sector at the outset of the reporting period hurt its performance. During the fiscal year, we significantly reduced the fund's exposure to information technology stocks from about one half to about a quarter of the fund's holdings. At the same time, we significantly increased the fund's holdings in the consumer-discretionary, financial, health care and industrial sectors.
    We took advantage of the market downturn to upgrade the fund's holdings. We invested in strong companies whose stock prices may have declined primarily because of a negative market environment. We also sought to achieve a balance between "core growth" holdings and the stocks of companies with the potential to experience accelerated revenue/earnings growth. Core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--can reduce volatility. On the other hand, the stocks of companies expected to experience strong revenue/earnings growth have the potential to boost fund performance.
    At the close of the reporting period, the fund had 100 equity holdings, with most of its exposure to large- and giant-cap stocks.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o Microsoft, the world's leading software company, provides a wide range of software and services. The company, which has reached a tentative settlement with the U.S. government in an antitrust case, has expanded into travel services, interactive television and video-game consoles.
o Fiserv provides data-processing and business-support services for more than 10,000 financial institutions, including banks, credit unions and insurance companies.
o American International Group (AIG) is one of the world's largest insurance companies, with operations in more than 130 companies.
o Goldman Sachs is a leader in investment banking with more than 40 offices worldwide.
o Pfizer, one of the world's five leading drug manufacturers, makes Norvasc, for cardiovascular conditions; Lipitor, for lowering cholesterol; and other well-known prescription and over-the-counter remedies.
o Citigroup, a leading financial company, offers banking, investment, insurance and credit-card services.
o Lowe's is the nation's second-leading home improvement chain, with more than 600 outlets in nearly 40 states.
o   Intuit is best known for its financial services software such as TurboTax.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

At the close of the fiscal year, the situation was uncertain for markets and the economy. The nation's gross domestic product (GDP) contracted at an annual rate of 1.1% in the third quarter of 2001, more than had been initially estimated. The nation's unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive signs. Congress and the White House were working on an economic stimulus package, and the Fed was maintaining a bias toward cutting interest rates. Steps had been taken to combat terrorism at home and abroad. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.

          See important fund and index disclosures inside front cover.

Your Fund's Long-Term Performance

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

===================================
CLASS A SHARES
Inception (4/30/76)          15.62%
10 Years                     10.47
 5 Years                      2.83
 1 Year                     -46.23
-----------------------------------
CLASS B SHARES
Inception (11/3/97)          -1.42%
 1 Year                     -45.73
-----------------------------------
Class C Shares
Inception (8/4/97)           -1.10%
 1 Year                     -43.95
===================================

In addition to returns as of the close of the fiscal year period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were: Class A shares, one year, -52.52%; five years, 1.32%; 10 years, 10.22%; inception (4/30/76) 15.42%. Class B shares, one year, -52.09%; inception (11/3/97),
-2.83%. Class C shares, one year, -50.50%; inception (8/4/97), -2.41%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


RESULTS OF A $10,000 INVESTMENT
4/30/76-10/31/01

                Constellation Fund
                Class A                 NASDAQ Composite IX P      S&P 500
4/76            9450                    10000                      10000
10/76           9111.2                  10030                      10327.2
10/77           8573.2                  10826                      9703.56
10/78           10338                   12335.7                    10319.8
10/79           15631.2                 15045.5                    11913.6
10/80           31383.3                 21400.9                    15738.8
10/81           30655.3                 21674                      15828.8
10/82           29017.3                 23604.5                    18406.5
10/83           40590.4                 30478.5                    23550.4
10/84           35906.2                 27423.5                    25050.1
10/85           39689.9                 32475.7                    29892.4
10/86           58182.3                 40050.1                    39812.7
10/87           56765.7                 35890.4                    42360.1
10/88           70001.2                 42457.9                    48611.4
10/89           94855.1                 50580.7                    61422.8
10/90           79502.7                 36616.4                    56828.6
10/91           141394                  60277.7                    75818.4
10/92           162358                  67181.6                    83361.2
10/93           208766                  86507.8                    95789.7
10/94           224316                  86311.3                    99484.4
10/95           299333                  115016                     125757
10/96           333002                  135603                     156040
10/97           395670                  176911                     206127
10/98           386648                  196647                     251501
10/99           521308                  329312                     316042
10/00           711888                  374072                     335250
10/01           404978                  187653                     251812

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

The chart compares AIM Constellation Fund Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 4/30/76-10/31/01. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the S&P 500 and the Nasdaq. Market indexes such as the S&P 500 and the Nasdaq are not managed and incur no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Your fund's total return includes sales charges, expenses and management fees.
    Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charges and class expenses. For fund performance calculations and descriptions of the indexes used in this report please see the inside front cover.
    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares.
    Performance for the indexes does not reflect effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                 MARKET
                                                 SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.93%

ADVERTISING-3.05%

Lamar Advertising Co.(a)(b)                      4,500,000   $   141,300,000
----------------------------------------------------------------------------
Omnicom Group Inc.                               2,500,000       191,950,000
============================================================================
                                                                 333,250,000
============================================================================

AEROSPACE & DEFENSE-2.90%

General Dynamics Corp.                           1,124,400        91,751,040
----------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               910,000        79,051,700
----------------------------------------------------------------------------
Lockheed Martin Corp.                            3,000,000       146,310,000
============================================================================
                                                                 317,112,740
============================================================================

APPAREL RETAIL-1.71%

Ross Stores, Inc.                                1,500,000        46,950,000
----------------------------------------------------------------------------
Talbots, Inc. (The)                              1,333,500        38,004,750
----------------------------------------------------------------------------
TJX Cos., Inc. (The)                             3,029,800       102,407,240
============================================================================
                                                                 187,361,990
============================================================================

APPLICATION SOFTWARE-3.26%

Cadence Design Systems, Inc.(a)                  1,500,000        31,710,000
----------------------------------------------------------------------------
Citrix Systems, Inc.(a)                          2,000,000        46,800,000
----------------------------------------------------------------------------
Electronic Arts Inc.(a)                          1,500,000        77,190,000
----------------------------------------------------------------------------
Intuit Inc.(a)                                   5,000,000       201,100,000
============================================================================
                                                                 356,800,000
============================================================================

BROADCASTING & CABLE TV-2.37%

Comcast Corp.-Class A(a)                         4,000,000       143,360,000
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                   2,186,500        36,645,740
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         3,180,900        79,522,500
============================================================================
                                                                 259,528,240
============================================================================

COMPUTER & ELECTRONICS RETAIL-0.81%

CDW Computer Centers, Inc.(a)                    1,929,000        88,830,450
============================================================================

COMPUTER HARDWARE-2.36%

Dell Computer Corp.(a)                           4,000,000        95,920,000
----------------------------------------------------------------------------
International Business Machines Corp.            1,500,000       162,105,000
============================================================================
                                                                 258,025,000
============================================================================

CONSUMER FINANCE-2.62%

Capital One Financial Corp.                      3,389,200       140,007,852
----------------------------------------------------------------------------
Countrywide Credit Industries, Inc.              1,000,000        39,930,000
----------------------------------------------------------------------------
MBNA Corp.                                       3,836,900       105,936,809
============================================================================
                                                                 285,874,661
============================================================================

DATA PROCESSING SERVICES-3.82%

Concord EFS, Inc.(a)                               960,400        26,286,148
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                  9,000,000       334,710,000
----------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES           VALUE
DATA PROCESSING SERVICES-(CONTINUED)

Paychex, Inc.                                    1,767,000   $    56,650,020
============================================================================
                                                                 417,646,168
============================================================================

DEPARTMENT STORES-1.75%

Kohl's Corp.(a)                                  3,449,400       191,821,134
============================================================================

DIVERSIFIED FINANCIAL SERVICES-12.88%

American Express Co.                             3,000,000        88,290,000
----------------------------------------------------------------------------
Citigroup Inc.                                   4,550,000       207,116,000
----------------------------------------------------------------------------
Fannie Mae                                         750,000        60,720,000
----------------------------------------------------------------------------
Freddie Mac                                      2,106,200       142,842,484
----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                  3,400,000       265,744,000
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          5,000,000       176,800,000
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        4,120,000       180,085,200
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 4,000,000       195,680,000
----------------------------------------------------------------------------
State Street Corp.                               2,000,000        91,080,000
============================================================================
                                                               1,408,357,684
============================================================================

DRUG RETAIL-0.59%

Walgreen Co.                                     2,000,000        64,760,000
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.77%

Celestica Inc. (Canada)(a)                       4,767,100       163,606,872
----------------------------------------------------------------------------
Sanmina Corp.(a)                                 2,000,000        30,280,000
============================================================================
                                                                 193,886,872
============================================================================

ENVIRONMENTAL SERVICES-0.34%

Waste Management, Inc.                           1,500,000        36,750,000
============================================================================

FOOD RETAIL-0.95%

Safeway Inc.(a)                                  2,500,000       104,125,000
============================================================================

FOOTWEAR-1.13%

NIKE, Inc.-Class B                               2,500,000       123,400,000
============================================================================

GENERAL MERCHANDISE STORES-1.46%

Family Dollar Stores, Inc.                       1,953,800        56,386,668
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            2,000,000       102,800,000
============================================================================
                                                                 159,186,668
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.44%

Cardinal Health, Inc.                              712,500        47,815,875
============================================================================

HEALTH CARE EQUIPMENT-2.04%

Biomet, Inc.(a)                                  4,000,075       122,002,288
----------------------------------------------------------------------------
Medtronic, Inc.                                  2,500,000       100,750,000
============================================================================
                                                                 222,752,288
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

HEALTH CARE FACILITIES-2.68%

HCA Inc.                                         3,000,000   $   118,980,000
----------------------------------------------------------------------------
Health Management Associates, Inc.- Class
  A(a)                                           6,000,000       116,940,000
----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                        1,000,000        57,520,000
============================================================================
                                                                 293,440,000
============================================================================

HOME IMPROVEMENT RETAIL-2.92%

Home Depot, Inc. (The)                           3,000,000       114,690,000
----------------------------------------------------------------------------
Lowe's Cos., Inc.                                6,000,000       204,600,000
============================================================================
                                                                 319,290,000
============================================================================

HOUSEHOLD APPLIANCES-0.31%

Whirlpool Corp.                                    566,100        33,411,222
============================================================================

INDUSTRIAL CONGLOMERATES-1.17%

General Electric Co.                             3,500,000       127,435,000
============================================================================

INDUSTRIAL MACHINERY-0.77%

Danaher Corp.                                    1,500,000        83,610,000
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.80%

WorldCom, Inc.-WorldCom Group(a)                 6,500,000        87,425,000
============================================================================

INTERNET SOFTWARE & SERVICES-0.53%

VeriSign, Inc.(a)                                1,500,000        58,065,000
============================================================================

INVESTMENTS-0.93%

Nasdaq-100 Index Tracking Stock(a)               3,000,000       101,700,000
============================================================================

IT CONSULTING & SERVICES-2.92%

Electronic Data Systems Corp.                    3,000,000       193,110,000
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     5,000,000       126,000,000
============================================================================
                                                                 319,110,000
============================================================================

LIFE & HEALTH INSURANCE-1.05%

AFLAC, Inc.                                      3,978,900        97,323,894
----------------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)           774,300        17,421,750
============================================================================
                                                                 114,745,644
============================================================================

MANAGED HEALTH CARE-2.99%

Caremark Rx, Inc.(a)                             5,000,000        67,000,000
----------------------------------------------------------------------------
First Health Group Corp.(a)                      1,000,000        27,000,000
----------------------------------------------------------------------------
UnitedHealth Group Inc.                          1,000,000        65,750,000
----------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                1,500,000       167,385,000
============================================================================
                                                                 327,135,000
============================================================================

MOTORCYCLE MANUFACTURERS-1.45%

Harley-Davidson, Inc.                            3,500,000       158,410,000
============================================================================

MOVIES & ENTERTAINMENT-2.63%

AOL Time Warner Inc.(a)                          6,000,000       187,260,000
----------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           2,750,000       100,402,500
============================================================================
                                                                 287,662,500
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

MULTI-LINE INSURANCE-2.73%

American International Group, Inc.               3,800,000   $   298,680,000
============================================================================

MULTI-UTILITIES-0.33%

Dynegy Inc.-Class A                              1,000,000        35,900,000
============================================================================

NETWORKING EQUIPMENT-1.76%

Cisco Systems, Inc.(a)                          10,000,000       169,200,000
----------------------------------------------------------------------------
McDATA Corp.-Class A(a)                          1,564,420        23,012,618
============================================================================
                                                                 192,212,618
============================================================================

OIL & GAS DRILLING-0.81%

Noble Drilling Corp.(a)                          2,900,000        88,595,000
============================================================================

PHARMACEUTICALS-6.79%

Elan Corp. PLC-ADR (Ireland)(a)                  3,000,000       136,950,000
----------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     1,500,000       111,570,000
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)          2,000,000       115,380,000
----------------------------------------------------------------------------
Pfizer Inc.                                      6,000,000       251,400,000
----------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                      773,600        34,579,920
----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,500,000        92,700,000
============================================================================
                                                                 742,579,920
============================================================================

PROPERTY & CASUALTY INSURANCE-1.41%

ACE Ltd. (Bermuda)                               2,509,800        88,470,450
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  750,000        65,145,000
============================================================================
                                                                 153,615,450
============================================================================

RESTAURANTS-1.53%

Brinker International, Inc.(a)                   3,000,000        76,200,000
----------------------------------------------------------------------------
Darden Restaurants, Inc.                         1,250,000        40,025,000
----------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                        544,300        15,703,055
----------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)                 688,800        34,846,392
============================================================================
                                                                 166,774,447
============================================================================

SEMICONDUCTOR EQUIPMENT-1.65%

Applied Materials, Inc.(a)                       2,000,000        68,220,000
----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        2,000,000        66,060,000
----------------------------------------------------------------------------
Teradyne, Inc.(a)                                2,000,000        46,100,000
============================================================================
                                                                 180,380,000
============================================================================

SEMICONDUCTORS-5.10%

Altera Corp.(a)                                  3,000,000        60,600,000
----------------------------------------------------------------------------
Analog Devices, Inc.(a)                          4,658,000       177,004,000
----------------------------------------------------------------------------
Intel Corp.                                      1,000,000        24,420,000
----------------------------------------------------------------------------
Linear Technology Corp.                          2,490,900        96,646,920
----------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)               1,437,700        65,774,775
----------------------------------------------------------------------------
Microchip Technology Inc.(a)                     4,246,968       132,590,341
============================================================================
                                                                 557,036,036
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

SPECIALTY STORES-3.23%

AutoZone, Inc.(a)                                  605,900   $    35,463,327
----------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                        8,000,000       200,480,000
----------------------------------------------------------------------------
Borders Group, Inc.(a)                           4,000,000        62,360,000
----------------------------------------------------------------------------
Office Depot, Inc.(a)                            4,000,000        54,400,000
============================================================================
                                                                 352,703,327
============================================================================

SYSTEMS SOFTWARE-3.99%

Microsoft Corp.(a)                               7,500,000       436,125,000
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.28%

Nokia Oyj-ADR (Finland)                          1,500,000        30,765,000
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.92%

Sprint Corp. (PCS Group)(a)                      4,500,000       100,350,000
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $10,765,157,040)                        10,704,440,934
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

MONEY MARKET FUNDS-3.05%

STIC Liquid Assets Portfolio(c)                167,018,637   $   167,018,637
----------------------------------------------------------------------------
STIC Prime Portfolio(c)                        167,018,637       167,018,637
============================================================================
    Total Money Market Funds (Cost
      $334,037,274)                                              334,037,274
============================================================================
TOTAL INVESTMENTS-100.98% (Cost
  $11,099,194,314)                                            11,038,478,208
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.98%)                           (107,463,292)
============================================================================
NET ASSETS-100.00%                                           $10,931,014,916
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/01 represented 1.29% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $11,099,194,314)*                           $11,038,478,208
-------------------------------------------------------------
Receivables for:
  Investments sold                                 55,794,179
-------------------------------------------------------------
  Fund shares sold                                  5,542,976
-------------------------------------------------------------
  Dividends                                         3,203,885
-------------------------------------------------------------
Investment for deferred compensation plan             299,778
-------------------------------------------------------------
Collateral for securities loaned                   82,388,055
-------------------------------------------------------------
Other assets                                           91,742
=============================================================
    Total assets                               11,185,798,823
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           123,237,702
-------------------------------------------------------------
  Fund shares reacquired                           36,973,947
-------------------------------------------------------------
  Deferred compensation plan                          299,778
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         82,388,055
-------------------------------------------------------------
Accrued distribution fees                           6,352,435
-------------------------------------------------------------
Accrued trustees' fees                                  4,710
-------------------------------------------------------------
Accrued transfer agent fees                         4,349,945
-------------------------------------------------------------
Accrued operating expenses                          1,177,335
=============================================================
    Total liabilities                             254,783,907
=============================================================
Net assets applicable to shares outstanding   $10,931,014,916
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $ 9,703,277,317
_____________________________________________________________
=============================================================
Class B                                       $   818,342,827
_____________________________________________________________
=============================================================
Class C                                       $   258,786,001
_____________________________________________________________
=============================================================
Institutional Class                           $   150,608,771
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           492,027,970
_____________________________________________________________
=============================================================
Class B                                            43,330,146
_____________________________________________________________
=============================================================
Class C                                            13,706,725
_____________________________________________________________
=============================================================
Institutional Class                                 7,172,708
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                   $         19.72
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.72 divided by
      94.50%)                                 $         20.87
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         18.89
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         18.88
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value offering and redemption
    price per share                           $         21.00
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $81,311,797 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $19,950)                                    $    52,609,362
-------------------------------------------------------------
Dividends from affiliated money market funds       48,646,039
-------------------------------------------------------------
Interest                                              811,984
-------------------------------------------------------------
Security lending income                               700,894
=============================================================
    Total investment income                       102,768,279
=============================================================

EXPENSES:

Advisory fees                                      93,618,688
-------------------------------------------------------------
Administrative services fees                          622,082
-------------------------------------------------------------
Custodian fees                                        659,500
-------------------------------------------------------------
Distribution fees -- Class A                       40,107,085
-------------------------------------------------------------
Distribution fees -- Class B                       10,331,953
-------------------------------------------------------------
Distribution fees -- Class C                        3,343,201
-------------------------------------------------------------
Transfer agent fees -- Class A                     27,877,105
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,296,337
-------------------------------------------------------------
Transfer agent fees -- Class C                        743,046
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             30,126
-------------------------------------------------------------
Trustees' fees                                         62,240
-------------------------------------------------------------
Other                                               3,984,782
=============================================================
    Total expenses                                183,676,145
=============================================================
Less: Fees waived                                  (3,749,927)
-------------------------------------------------------------
    Expenses paid indirectly                         (264,049)
=============================================================
    Net expenses                                  179,662,169
=============================================================
Net investment income (loss)                      (76,893,890)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,231,927,356)
-------------------------------------------------------------
  Foreign currencies                                   (1,459)
-------------------------------------------------------------
  Option contracts written                          6,689,775
=============================================================
                                               (1,225,239,040)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (7,717,580,233)
-------------------------------------------------------------
  Foreign currencies                                    1,921
=============================================================
                                               (7,717,578,312)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (8,942,817,352)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(9,019,711,242)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                    2001               2000
                                                              ----------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $    (76,893,890)   $  (134,563,472)
-------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (1,225,239,040)     3,997,300,240
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies               (7,717,578,312)     1,649,711,807
=================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (9,019,711,242)     5,512,448,575
=================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (3,284,079,983)    (1,341,534,330)
-------------------------------------------------------------------------------------------------
  Class B                                                         (239,710,222)       (59,304,397)
-------------------------------------------------------------------------------------------------
  Class C                                                          (79,328,549)       (16,589,886)
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (47,688,484)       (23,400,833)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        1,798,697,583      1,156,513,412
-------------------------------------------------------------------------------------------------
  Class B                                                          360,350,428        575,351,569
-------------------------------------------------------------------------------------------------
  Class C                                                          104,195,656        231,744,660
-------------------------------------------------------------------------------------------------
  Institutional Class                                               31,147,864        (16,568,699)
=================================================================================================
    Net increase (decrease) in net assets                      (10,376,126,949)     6,018,660,071
=================================================================================================

NET ASSETS:

  Beginning of year                                             21,307,141,865     15,288,481,794
=================================================================================================
  End of year                                                 $ 10,931,014,916    $21,307,141,865
_________________________________________________________________________________________________
=================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 12,227,372,518    $10,009,800,678
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                          (744,944)          (652,603)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (1,234,896,552)     3,641,131,584
-------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              (60,716,106)     7,656,862,206
=================================================================================================
                                                              $ 10,931,014,916    $21,307,141,865
_________________________________________________________________________________________________
=================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On October 31, 2001, undistributed net investment income (loss) was increased by $76,801,549, undistributed net realized gains were increased by $18,142 and paid in capital was decreased by $76,819,691 as a result of book/tax differences due to foreign currency gain/loss and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The fund has a capital loss carryforward of $1,224,074,030 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $3,749,927. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $622,082 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $14,673,763 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $40,107,085, $10,331,953 and $3,343,201,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,879,056 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $317,491 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $25,883 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $264,049 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $264,049.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $81,311,797 were on loan to brokers. The loans were secured by cash collateral of $82,388,055 received by the Fund and invested in affiliated money market funds as follows:
$57,449,572 in STIC Liquid Assets Portfolio and $24,938,483 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $700,894 for securities lending.


NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $10,627,583,666 and $10,541,501,562, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                    $ 1,650,840,736
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (1,722,379,365)
==========================================================
Net unrealized appreciation
  (depreciation) of investment securities  $   (71,538,629)
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $11,110,016,837.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                       --     $        --
----------------------------------------------------------
Written                             15,000       6,689,775
----------------------------------------------------------
Expired                            (15,000)     (6,689,775)
==========================================================
End of year                             --     $        --
__________________________________________________________
==========================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                               2000
                                                            -------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                            ------------    ---------------    -----------    ---------------
Sold:
  Class A                                                     69,882,787    $ 1,870,548,957     86,430,817    $ 3,725,450,424
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     12,298,051        324,078,409     16,075,085        679,865,751
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,478,320        117,760,474      6,309,791        266,777,259
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,273,391         37,026,988      3,694,065        165,186,338
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    107,528,397      3,125,797,826     34,136,740      1,274,304,836
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      8,229,796        230,503,608      1,560,370         57,000,776
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,703,433         75,693,277        430,722         15,725,642
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,529,945         47,137,606        593,714         23,119,167
=============================================================================================================================
Reacquired:
  Class A                                                   (128,320,077)    (3,197,649,200)   (90,168,284)    (3,843,241,848)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (8,314,571)      (194,231,589)    (3,863,116)      (161,514,958)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (3,756,367)       (89,258,095)    (1,210,375)       (50,758,241)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (1,955,216)       (53,016,730)    (4,750,277)      (204,874,204)
=============================================================================================================================
                                                              65,577,889    $ 2,294,391,531     49,239,252    $ 1,947,040,942
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------------
                                                              2001          2000           1999           1998           1997
                                                           ----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period                       $    43.50    $     34.65    $     26.37    $     29.23    $     25.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)         (0.26)         (0.17)         (0.14)         (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (16.24)         12.39           9.18          (0.62)          4.75
=================================================================================================================================
    Total from investment operations                           (16.36)         12.13           9.01          (0.76)          4.64
=================================================================================================================================
  Less distributions from net realized gains                    (7.42)         (3.28)         (0.73)         (2.10)         (0.89)
=================================================================================================================================
Net asset value, end of period                             $    19.72    $     43.50    $     34.65    $     26.37    $     29.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                (43.10)%        36.56%         34.81%         (2.30)%        18.86%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $9,703,277    $19,268,977    $14,292,905    $12,391,844    $14,319,441
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.14%(b)       1.08%          1.10%          1.10%          1.11%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.17%(b)       1.11%          1.12%          1.12%          1.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.46)%(b)     (0.61)%        (0.50)%        (0.47)%        (0.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            75%            88%            62%            76%            67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Does not include sales charges.
(b)  Ratios are based on average daily net assets of $13,369,028,253.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                                        NOVEMBER 3, 1997
                                                                    YEAR ENDED OCTOBER 31,           (DATE SALES COMMENCED)
                                                              ----------------------------------         TO OCTOBER 31,
                                                                2001       2000(a)        1999               1998(a)
                                                              --------    ----------    --------    -------------------------
Net asset value, beginning of period                          $  42.28    $    34.00    $  26.11            $  30.04
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.28)        (0.58)      (0.42)              (0.37)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (15.69)        12.14        9.04               (1.46)
=============================================================================================================================
    Total from investment operations                            (15.97)        11.56        8.62               (1.83)
=============================================================================================================================
  Less distributions from net realized gains                     (7.42)        (3.28)      (0.73)              (2.10)
=============================================================================================================================
Net asset value, end of period                                $  18.89    $    42.28    $  34.00            $  26.11
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 (43.49)%       35.51%      33.64%              (5.86)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $818,343    $1,315,524    $589,718            $275,676
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.86%(c)      1.85%       1.98%               1.98%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.89%(c)      1.88%       2.00%               2.00%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.17)%(c)    (1.38)%     (1.38)%             (1.36)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             75%           88%         62%                 76%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,033,195,333.
(d)  Annualized.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                             AUGUST 4, 1997
                                                                   YEAR ENDED OCTOBER 31,                (DATE SALES COMMENCED)
                                                         -------------------------------------------         TO OCTOBER 31,
                                                           2001      2000(a)       1999      1998(a)              1997
                                                         --------    --------    --------    -------    -------------------------
Net asset value, beginning of period                     $  42.27    $  33.99    $  26.10    $ 29.18             $ 30.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.29)      (0.59)      (0.42)     (0.37)              (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (15.68)      12.15        9.04      (0.61)              (1.10)
=================================================================================================================================
    Total from investment operations                       (15.97)      11.56        8.62      (0.98)              (1.14)
=================================================================================================================================
  Less distributions from net realized gains                (7.42)      (3.28)      (0.73)     (2.10)                 --
=================================================================================================================================
Net asset value, end of period                           $  18.88    $  42.27    $  33.99    $ 26.10             $ 29.18
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (43.51)%     35.52%      33.65%     (3.12)%             (3.76)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $258,786    $434,544    $161,490    $76,522             $21,508
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.86%(c)    1.85%       1.98%      1.97%               1.84%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.89%(c)    1.88%       2.00%      1.99%               1.86%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.17)%(c)  (1.38)%     (1.38)%    (1.35)%             (1.12)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        75%         88%         62%        76%                 67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $334,320,145.
(d)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Constellation Fund And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and                           Chairman and President                  Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                         Gary T. Crum                            A I M Advisors, Inc.
                                                  Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                         Suite 100
Director                                          Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                      Vice President and Treasurer
Formerly Director, President, and                                                         SUB-ADVISOR
Chief Executive Officer                           Melville B. Cox
COMSAT Corporation                                Vice President                          A I M Capital Management, Inc.
                                                                                          11 Greenway Plaza
Owen Daly II                                      Edgar M. Larsen                         Suite 100
Formerly, Director                                Vice President                          Houston, TX 77046
Cortland Trust, Inc.
                                                  Mary J. Benson                          TRANSFER AGENT
Albert R. Dowden                                  Assistant Vice President and
Chairman,                                         Assistant Treasurer                     A I M Fund Services, Inc.
The Cortland Trust, Inc. and                                                              P.O. Box 4739
DHJ Media, Inc.; and                              Sheri Morris                            Houston, TX 77210-4739
Director, Magellan Insurance Company,             Assistant Vice President and
Formerly Director, President and                  Assistant Treasurer                     CUSTODIAN
Chief Executive Officer,
Volvo Group North America, Inc.; and                                                      State Street Bank and Trust Company
Senior Vice President, AB Volvo                                                           225 Franklin Street
                                                                                          Boston, MA 02110
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                            COUNSEL TO THE FUND
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                  Ballard Spahr
President, Mercantile Bankshares                                                          Andrews & Ingersoll, LLP
                                                                                          1735 Market Street
Jack M. Fields                                                                            Philadelphia, PA 19103
Chief Executive Officer
Twenty First Century Group, Inc.;                                                         COUNSEL TO THE TRUSTEES
Formerly Member
of the U.S. House of Representatives                                                      Kramer, Levin, Naftalis & Frankel LLP
                                                                                          919 Third Avenue
Carl Frischling                                                                           New York, NY 10022
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                     DISTRIBUTOR

Prema Mathai-Davis                                                                        A I M Distributors, Inc.
Member, Visiting Committee,                                                               11 Greenway Plaza
Harvard University Graduate School                                                        Suite 100
of Education, New School University;                                                      Houston, TX 77046
Formerly Chief Executive Officer,
YWCA of the U.S.A.                                                                        AUDITORS

Lewis F. Pennock                                                                          Ernst & Young LLP
Partner, Pennock & Cooper                                                                 1221 McKinney, Suite 2400
                                                                                          Houston, TX 77010-2007
Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $3,650,807,238 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                                  EQUITY-FUNDS

     DOMESTIC EQUITY FUNDS        INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                               leadership in the mutual fund industry since
        MORE AGGRESSIVE                    MORE AGGRESSIVE                     1976 and managed approximately $141 billion
                                                                               in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)    AIM Developing Markets                       including individual investors, corporate
AIM Mid Cap Opportunities(1)      AIM European Small Company                   clients and financial institutions, as of
AIM Large Cap Opportunities(1)    AIM Asian Growth                             September 30, 2001.
AIM Emerging Growth               AIM International Emerging Growth                The AIM Family of Funds--Registered
AIM Small Cap Growth              AIM Global Aggressive Growth                 Trademark-- is distributed nationwide, and
AIM Aggressive Growth             AIM European Development                     AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                AIM Euroland Growth                          complex in the United States in assets under
AIM Dent Demographic Trends       AIM International Equity                     management, according to Strategic Insight,
AIM Constellation                 AIM Global Growth                            an independent mutual fund monitor.
AIM Large Cap Growth              AIM Worldwide Spectrum                           AIM is a subsidiary of AMVESCAP PLC, one
AIM Weingarten                    AIM Global Trends                            of the world's largest independent financial
AIM Small Cap Equity              AIM International Value(3)                   services companies with $361 billion in assets
AIM Capital Development                                                        under management as of September 30, 2001.
AIM Charter                               MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                           SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                        MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                   AIM New Technology
AIM Large Cap Basic Value         AIM Global Telecommunications and Technology
AIM Balanced                      AIM Global Energy(4)
AIM Basic Balanced                AIM Global Infrastructure
                                  AIM Global Financial Services
       MORE CONSERVATIVE          AIM Global Health Care
                                  AIM Global Utilities
                                  AIM Real Estate(5)

                                                MORE CONSERVATIVE

                               FIXED-INCOME-FUNDS

  TAXABLE FIXED-INCOME FUNDS      TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                  MORE AGGRESSIVE

AIM High Yield II                 AIM High Income Municipal
AIM High Yield                    AIM Municipal Bond
AIM Strategic Income              AIM Tax-Free Intermediate
AIM Income                        AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government            MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

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                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        CST-AR-1

A I M Distributors, Inc.